UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2014

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600,
Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 228-0711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 3, 2014, Energy XXI (Bermuda) Limited, an exempted company under the laws of Bermuda (“Energy XXI”), Energy XXI Gulf Coast, Inc., a Delaware corporation and indirect wholly owned subsidiary of Energy XXI (“EGC”), Clyde Merger Sub, Inc., a wholly owned subsidiary of EGC (“Merger Sub”), and EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), completed the previously-announced transactions contemplated by the Agreement and Plan of Merger, dated as of March 12, 2014 (as amended, the “Merger Agreement”), by and among Energy XXI, EGC, Merger Sub, and EPL (the “Merger”). In connection with the Merger, Energy XXI assumed EPL’s publicly traded 8.25% senior notes (the “8.25% Senior Notes”), which consist of $510 million in aggregate principal amount issued under an indenture dated as of February 14, 2011 (the “2011 Indenture”). Until the 8.25% Senior Notes are no longer outstanding, EPL will continue to be a reporting company under Section 15(d) of the Exchange Act and file reports under the Exchange Act pursuant to requirements of the 2011 Indenture. The 8.25% Senior Notes become redeemable under the terms of the 2011 Indenture beginning on February 15, 2015.

Since closing the Merger on June 3, 2014, EPL is delinquent in filing certain Current Reports on Form 8-K. In order to meet its filing obligations under the 2011 Indenture, EPL is filing this comprehensive Current Report on Form 8-K to provide the information required for the reportable events on Form 8-K, which EPL expands upon in detail below.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on Energy XXI’s Annual Report on Form 10-K, filed August 25, 2014, EGC may not have been in compliance with a covenant under the second amended and restated first lien credit agreement (‘‘First Lien Credit Agreement’’) related to its total leverage ratio as of June 30, 2014. EGC typically completes its audit after the Bermuda parent company completes its audit. Based upon preliminary calculations, EGC determined it may have exceeded the total leverage ratio covenant and therefore EGC sought a temporary increase in the total leverage ratio covenant. EGC’s total leverage ratio covenant included within Section 7.2.4(a) of the First Lien Credit Agreement requires EGC to maintain a Total Leverage Ratio (as defined therein) of not more than 3.5 to 1.0 for each of the fiscal quarters ending June 30, 2014 and September 30, 2014. EGC’s leverage ratio was estimated to be 3.6 to 1.0 for the quarter ended June 30, 2014. EGC received a waiver from the lenders under the First Lien Credit Agreement on August 22, 2014 with respect to this potential violation for the quarters ending June 30, 2014 and September 30, 2014. The waiver is conditioned upon EGC maintaining a Total Leverage Ratio of not more than 4.25 to 1.00 for each of the fiscal quarters ending June 30, 2014 and September 30, 2014. EGC was in compliance with the requirements under the waiver for the fiscal quarter ended June 30, 2014 and expects to be in compliance therewith for the fiscal quarter ended September 30, 2014. EGC is currently in discussions with the lenders under the First Lien Credit Agreement to amend certain of the financial covenants in order to ensure that EGC will be in compliance with the covenants for the remainder of the 2015 fiscal year. There is no assurance that EGC will reach agreement with its lenders on these amendments. In the event an amendment cannot be obtained, EGC believes that it will be able to comply with the current covenants under the First Lien Credit Agreement through June 30, 2015 by taking certain actions within EGC’s control.

The foregoing description of the Waiver is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Waiver, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Upon the effectiveness of the Eighth Amendment to the First Lien Credit Agreement (as described in Item 2.03 below), EPL borrowed $475 million to refinance the outstanding indebtedness it had under the terms of its senior secured credit facility by and among EPL, the financial institutions from time to time party thereto, and Bank of Montreal as Administrative Agent, dated as of October 31, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “EPL Credit Agreement”). As a result, on June 3, 2014, EPL repaid all amounts outstanding under the EPL Credit Agreement of $475 million and the EPL Credit Agreement was terminated on June 3, 2014.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 3, 2014, EPL purchased certain shallow-water oil and natural gas interests located in the South Pass 49 field in the Gulf of Mexico (the “Properties”) from Energy XXI GOM, LLC, a Delaware limited liability company (“EXXI GOM”), for approximately $230 million in cash, subject to customary closing adjustments to reflect an economic effective date of June 1, 2014. This transaction closed on June 3, 2014 immediately after the closing of the Merger whereupon EPL became the indirect, wholly-owned subsidiary of Energy XXI, the indirect parent of EXXI GOM.

Audited statements of revenues and direct operating expenses related to the Properties and certain pro forma information of EPL reflecting the acquisition of the Properties are filed hereto as Exhibits 99.1 and 99.2, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed on Energy XXI’s Current Report on Form 8-K, filed on June 4, 2014, EGC entered into the Eighth Amendment (“the Eighth Amendment”) to the First Lien Credit Agreement, dated as of May 23, 2014 and effective as of June 3, 2014. The Eighth Amendment generally sets out consent of the lenders thereunder to consummate the acquisition by EGC of EPL on such date and contained provisions facilitating such acquisition, including providing some of the financing for it. Most of the terms of the Eighth Amendment generally are in regards to incorporating the concept of EPL as a separate “borrower” for purposes of the First Lien Credit Agreement as described in the following paragraph.

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Pursuant to the Eighth Amendment, the borrowing base for EGC was established at $1.5 billion until the next redetermination of such borrowing base pursuant to the terms of the First Lien Credit Agreement. Of this borrowing base amount, EGC established a sub-facility pursuant to the Eighth Amendment for EPL, with a borrowing base of $475 million for such sub-facility. Upon the effectiveness of the Eighth Amendment, EPL immediately borrowed the entire $475 million to refinance the outstanding indebtedness it had under the terms of the EPL Credit Agreement in existence at the effective time of the Merger. The borrowing base for this sub-facility is subject to redetermination from time to time generally on the same basis as is the overall borrowing base under the First Lien Credit Agreement. Under the Eighth Amendment, EGC and its subsidiaries, other than EPL and its subsidiaries, have guaranteed and secured the indebtedness of EPL and its subsidiaries, but EPL and its subsidiaries have not commensurately guaranteed the obligations of EGC and its other subsidiaries. However, per the terms of the First Lien Credit Agreement, immediately upon EPL’s retirement of its obligations in respect of its outstanding 8.25% Senior Notes due 2018, EPL and its subsidiaries are required to guarantee and secure the obligations generally of EGC and its subsidiaries and such EPL sub-facility shall terminate and the entire borrowing base amount shall thereupon be available to EGC for credit extensions under the terms of the First Lien Credit Agreement. Interest accrues and is payable on the EPL sub-facility on the same basis as principal amounts outstanding generally under the First Lien Credit Agreement.

The foregoing description of the Eighth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Eighth Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in EPL’s Form 8-K, filed on June 3, 2014, in connection with the Merger, at the effective time of the Merger on June 3, 2014, each of EPL’s directors and executive officers voluntarily resigned from the position opposite their respective names below. Each such director and officer resigned in connection with the Merger and not because of any disagreement with EPL.

Name	Positions
Charles O. Buckner	Director
Scott A. Griffiths	Director
Steven J. Pully	Director
William F. Wallace	Director
Gary C. Hanna	Chairman, President & Chief Executive Officer
T. J. Thom	Executive Vice President, Chief Financial Officer
David P. Cedro	Senior Vice President, Chief Accounting Officer and Corporate Secretary
Andre J. Broussard	Senior Vice President, Geosciences
W. Mac Jensen	Senior Vice President, Business Development
Chad E. Williams	Senior Vice President, Production

On June 3, 2014, at the effective time of the Merger, EGC, as the sole stockholder of EPL, appointed John D. Schiller, Jr. and David West Griffin to serve as directors on the Board of Directors of EPL.

Subsequently, on June 3, 2014, the Board of Directors of EPL appointed the individuals named below to the offices set forth opposite their respective names.

Name	Offices
Benjamin Marchive	President
Rick Fox	Chief Financial Officer
Antonio de Pinho	Executive Vice President

Benjamin Marchive, age 67, joined EPL as President in June 2014. He has served as Chief Operating Officer of Energy XXI, the indirect parent of EPL, since June 2014 and as Executive Vice President, Exploration and Development of Energy XXI since July 2010. He joined Energy XXI in April 2006. As discussed below, Mr. Marchive notified the Board of Directors of Energy XXI, of his resignation as President of EPL, effective as of October 1, 2014.

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Rick Fox, age 61, joined EPL as Chief Financial Officer in June 2014. He has served as Senior Vice President, Controller of Energy XXI, the indirect parent of EPL, since 2014 and as Vice President, Controller since joining Energy XXI in May 2006.

Antonio de Pinho, age 48, joined EPL as Executive Vice President in June 2014. He has served as Executive Vice President, Exploration and Production of Energy XXI, the indirect parent of EPL, since August 2014 and as Executive Vice President, M&A Joint Ventures and Technology of Energy XXI since June 2014. Prior to these promotions, Mr. de Pinho served as Senior Vice President, M&A, Joint Ventures and Technology since joining the company in September 2012. Prior to joining Energy XXI, Mr. de Pinho was with El Paso Exploration and Production, most recently serving as Vice President, International and Western U.S. Divisions, where he was hired in October 2004 to be responsible for the International division, including the Exploration and Production, Power and Pipeline non-regulated businesses.

As previously disclosed on EPL’s Current Report on Form 8-K filed on August 19, 2014, Mr. Marchive notified the Board of Directors of Energy XXI, of his resignation as President of EPL, as well as from all other positions currently held as officer, director, trustee or any position with subsidiaries or affiliates of EPL, effective as of October 1, 2014. The Board of Directors of EPL will appoint Antonio de Pinho, currently serving as Executive Vice President of EPL, as President of EPL and its subsidiaries, to be effective October 1, 2014.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2014, the Securities and Exchange Commission approved Energy XXI’s request to change EPL’s fiscal year end from December 31 to June 30 to align with Energy XXI’s fiscal year end of June 30. As a result of the change in fiscal year end, EPL intends to file a Transition Report on Form 10-K covering the transition period from January 1, 2014 to June 30, 2014.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Audited statements of revenues and direct operating expenses of the Properties for the years ended December 31, 2013 and 2012 and the unaudited statements of revenues and direct operating expenses of the Properties for the three month periods ended March 31, 2014 and 2013 are included as Exhibit 99.1.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet as of March 31, 2014, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 and related notes showing the pro forma effects of the acquisition of the Properties are included as Exhibit 99.2.

(d) Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement dated June 3, 2014 by and between Energy XXI GOM, LLC, as seller, and EPL Oil & Gas, Inc., as purchaser.

10.1	Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of August 22, 2014, by and between Energy XXI Gulf Coast, Inc., EPL Oil & Gas, Inc., the various financial institutions thereto, as lenders, and The Royal Bank of Scotland plc, as Administrative Agent.

10.2	Eighth Amendment to Second Amended and Restated First Lien Credit Agreement, dated as of May 23, 2014, and effective as of June 3, 2014.

99.1	The statements of revenues and direct operating expenses of the oil and gas properties purchased by EPL Oil & Gas, Inc. from Energy XXI GOM, LLC for the years ended December 31, 2013 and 2012 and the three month periods ended March 31, 2014 and 2013.

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99.2	The unaudited pro forma condensed combined balance sheet of EPL Oil & Gas, Inc. as of March 31, 2014, the unaudited pro forma condensed combined statements of operations of EPL Oil & Gas, Inc. for the year ended December 31, 2013 and for the three months ended March 31, 2014 and related notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Oil & Gas, Inc.

	By:	/s/ Rick Fox
Rick Fox
September 3, 2014		Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
2.1	Purchase and Sale Agreement dated June 3, 2014 by and between Energy XXI GOM, LLC, as seller, and EPL Oil & Gas, Inc., as purchaser.
10.1	Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of August 22, 2014, by and between Energy XXI Gulf Coast, Inc., EPL Oil & Gas, Inc., the various financial institutions thereto, as lenders, and The Royal Bank of Scotland plc, as Administrative Agent.

10.2	Eighth Amendment to Second Amended and Restated First Lien Credit Agreement, dated as of May 23, 2014, and effective as of June 3, 2014.

99.1

The statements of revenues and direct operating expenses of the oil and gas properties purchased by EPL Oil & Gas, Inc. from Energy XXI GOM, LLC for the years ended December 31, 2013 and 2012 and the three month periods ended March 31, 2014 and 2013.

99.2	The unaudited pro forma condensed combined balance sheet of EPL Oil & Gas, Inc. as of March 31, 2014, the unaudited pro forma condensed combined statements of operations of EPL Oil & Gas, Inc. for the year ended December 31, 2013 and for the three months ended March 31, 2014 and the related notes.

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